                                                                    EXHIBIT 4.16

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                             INTERCREDITOR AGREEMENT


                          Dated as of November 8, 2004


                                      among


                          LEHMAN COMMERCIAL PAPER INC.,
                    as Existing First Lien Collateral Agent,


                             BANK OF OKLAHOMA, N.A.,
                   as Existing First Lien Collateral Trustee,


                           BNY MIDWEST TRUST COMPANY,
                   as Existing Second Lien Collateral Trustee,


                                       and


                         DOBSON CELLULAR SYSTEMS, INC.,
                       DOBSON COMMUNICATIONS CORPORATION,
                          DOBSON OPERATING CO., L.L.C.,
                               DOC LEASE CO., LLC,

                                as Credit Parties


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

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
                                                     ARTICLE I
                                                    DEFINITIONS
SECTION 1.01. Certain Defined Terms...............................................................................2


                                                     ARTICLE II
                                                  LIEN PRIORITIES

SECTION 2.01. Relative Priorities................................................................................11
SECTION 2.02. Nature of First Lien Obligations, Second Lien Obligations and Third Lien Obligations...............12
SECTION 2.03. Agreements Regarding Actions to Perfect Liens......................................................13
SECTION 2.04. No New Liens.......................................................................................15


                                                    ARTICLE III
                                                 ENFORCEMENT RIGHTS

SECTION 3.01. Exclusive Enforcement..............................................................................16
SECTION 3.02. Standstill and Waivers.............................................................................17
SECTION 3.03. Judgment Creditors.................................................................................20
SECTION 3.04. Cooperation........................................................................................20
SECTION 3.05. No Additional Rights for the Credit Parties Hereunder..............................................20
SECTION 3.06. Actions upon Breach................................................................................20
SECTION 3.07. Right as Unsecured Creditors.......................................................................21


                                                     ARTICLE IV
     APPLICATION OF PROCEEDS OF COLLATERAL; DISPOSITIONS AND RELEASES OF COLLATERAL; INSPECTION AND INSURANCE

SECTION 4.01. Application of Proceeds; Turnover Provisions.......................................................21
SECTION 4.02. Releases of Junior-Priority Lien...................................................................21
SECTION 4.03. Inspection Rights and Insurance....................................................................21


                                                     ARTICLE V
                                               INSOLVENCY PROCEEDINGS

SECTION 5.01. Filing of Motions..................................................................................21
SECTION 5.02. Financing Matters..................................................................................21
SECTION 5.03. Relief from the Automatic Stay.....................................................................21
SECTION 5.04. Adequate Protection................................................................................21

SECTION 5.05. Avoidance Issues...................................................................................21
SECTION 5.06. Asset Dispositions in an Insolvency Proceeding.....................................................21
SECTION 5.07. Separate Grants of Security and Separate Classification............................................21
SECTION 5.08. No Waivers of Rights of First Lien Secured Parties, or Second Lien Secured Parties.................21
SECTION 5.09. Effectiveness in Insolvency Proceedings............................................................21


                                                     ARTICLE VI
       FIRST LIEN COLLATERAL DOCUMENTS, SECOND LIEN COLLATERAL DOCUMENTS AND THIRD LIEN COLLATERAL DOCUMENTS

SECTION 6.01. Collateral Documents...............................................................................21


                                                    ARTICLE VII
                                               RELIANCE; WAIVERS; ETC.

SECTION 7.01. Reliance...........................................................................................21
SECTION 7.02. No Warranties or Liability.........................................................................21
SECTION 7.03. No Waivers.........................................................................................21


                                                    ARTICLE VIII
                                              OBLIGATIONS UNCONDITIONAL

SECTION 8.01. First Lien Obligations Unconditional...............................................................21
SECTION 8.02. Second Lien Obligations Unconditional..............................................................21
SECTION 8.03. Third Lien Obligations Unconditional...............................................................21


                                                     ARTICLE IX
                                                   MISCELLANEOUS

SECTION 9.01. Conflicts..........................................................................................21
SECTION 9.02. Continuing Nature of Provisions....................................................................21
SECTION 9.03. Amendments; Waivers................................................................................21
SECTION 9.04. Information Concerning Financial Condition of the Credit Parties...................................21
SECTION 9.05. Governing Law......................................................................................21
SECTION 9.06. Notices............................................................................................21
SECTION 9.07. Joinder............................................................................................21
SECTION 9.08. Successors and Assigns.............................................................................21
SECTION 9.09. Severability.......................................................................................21
SECTION 9.10. Counterparts; Integration; Effectiveness...........................................................21
SECTION 9.11. Incorporation by Reference.........................................................................21

                             INTERCREDITOR AGREEMENT

         INTERCREDITOR AGREEMENT (this "AGREEMENT") dated as of November 8, 2004, among LEHMAN COMMERCIAL PAPER INC., as collateral agent (in such capacity, with its successors and assigns, the "EXISTING FIRST LIEN COLLATERAL AGENT") for the Existing First Lien Secured Parties (as hereinafter defined) party to the Credit Agreement referred to below, BANK OF OKLAHOMA, N.A., as collateral trustee (in such capacity, with its successors and assigns, the "EXISTING FIRST LIEN COLLATERAL TRUSTEE") for the 2011 Holders (as hereinafter defined), BNY MIDWEST TRUST COMPANY, as collateral trustee (in such capacity, with its successors and assigns, the "EXISTING SECOND LIEN COLLATERAL TRUSTEE") for the 2012 Holders (as hereinafter defined), DOBSON CELLULAR SYSTEMS, INC., an Oklahoma corporation (the "BORROWER"), DOBSON COMMUNICATIONS CORPORATION, an Oklahoma corporation (the "PARENT"), DOBSON OPERATING CO., L.L.C., an Oklahoma limited liability company ("DOC") and DOC LEASE CO., LLC, an Oklahoma limited liability company ("DOC LEASE").

         PRELIMINARY STATEMENTS:

         (1) The Borrower, Parent, DOC and the Existing First Lien Collateral Agent and certain financial institutions are parties to a Credit Agreement dated as of October 23, 2003 and amended by Amendment No. 1, dated as of March 19, 2004, Amendment No. 2, dated as of May 7, 2004, and Amendment No. 3 dated as of November 8, 2004 (as so amended, and as may be amended, amended and restated, supplemented, otherwise modified, replaced or refinanced from time to time, the "CREDIT AGREEMENT"), pursuant to which such financial institutions have agreed to make loans and extend other financial accommodations to the Borrower.

         (2) The Credit Parties (as defined herein) have granted to the Existing First Lien Collateral Agent, for the benefit of the Existing First Lien Collateral Parties, security interests in the Collateral (as hereinafter defined) as security for payment and performance of the Existing First Lien Obligations (as hereinafter defined) arising under the Credit Agreement.

         (3) The Credit Parties and the Existing First Lien Collateral Trustee are entering into an indenture dated as of November 8, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "2011 INDENTURE") which will provide for the issuance of (i) 8 3/8% Fixed Rate Notes due 2011 in an aggregate principal amount not to exceed $250 million and (ii) Floating Rate Notes due 2011 in an aggregate principal amount not to exceed $250 million (collectively, the "2011 NOTES").

         (4) The Credit Parties and the Existing Second Lien Collateral Trustee are entering into an indenture dated as of November 8, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "2012 INDENTURE") which will provide for the issuance of 9 7/8% Fixed Rate Notes due 2012 in an aggregate principal amount not to exceed $325 million (the "2012 NOTES").

         (5) It is a condition to the effectiveness of the 2011 Indenture that the Credit Parties grant to the Existing First Lien Collateral Trustee for the benefit of the holders from time to time of the 2011 Notes (collectively, the "2011 HOLDERS"), security interests in the Collateral as security for payment and performance of any obligations arising in respect of the 2011 Indenture and the 2011 Notes.

         (6) It is a condition to the effectiveness of the 2012 Indenture that the Credit Parties grant to the Existing Second Lien Collateral Trustee for the benefit of the holders from time to time of the 2012 Notes (collectively, the "2012 HOLDERS"), security interests in the Collateral as security for payment and performance of any obligations arising in respect of the 2012 Indenture and the 2012 Notes.

         (7) The Existing First Lien Secured Parties party to the Credit Agreement have agreed to permit the grant of such security interests on the terms and conditions set forth in this Intercreditor Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreement contained herein, the parties hereto have agreed as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.01. Certain Defined Terms. References herein to defined terms in the Indentures, the Credit Agreement or any other agreement or document shall refer to such defined terms respectively contained in the Indentures, the Credit Agreement or such other agreement or document (as applicable) as it is in effect on the date hereof without giving effect to any subsequent amendment thereof or modification thereto, unless such amendment or modification is consented to by each of the parties to this Agreement.

         The following terms, as used herein, have the following meanings:

         "BANKRUPTCY CODE" means the United States Bankruptcy Code (11 U.S.C. Sections 101 et seq.), as amended from time to time.

         "BANKRUPTCY LAW" means any law relating to any proceeding of the type referred to in Section 9(f) of the Credit Agreement, Section 4.01(b) under the Indentures or under the Bankruptcy Code, or any similar foreign, federal or state law for the relief of debtors.

         "BORROWER" has the meaning specified on the recital of parties to this Agreement.

         "COMPARABLE EXISTING FIRST LIEN COLLATERAL DOCUMENT" means, in relation to any Primary Collateral subject to any "Security Document" as defined in the Credit Agreement, that "Security Document" as defined in the 2011 Indenture that creates a security interest in the same Collateral granted by the same grantor thereunder.

         "COMPARABLE SECOND LIEN COLLATERAL DOCUMENT" means, in relation to any Collateral subject to any First Lien Collateral Document, that Second Lien Collateral Document that creates a security interest in the same Collateral, granted by the same grantor thereunder.

         "COMPARABLE THIRD LIEN COLLATERAL DOCUMENT" means, in relation to any Other Collateral subject to any First Lien Collateral Document or any Second Lien Collateral

Document, that Third Lien Collateral Document that creates a security interest in the same Collateral, granted by the same grantor thereunder.

         "COLLATERAL" has the meaning specified in the Credit Agreement and the Indentures.

         "CREDIT AGREEMENT" has the meaning specified in the preliminary statements hereto.

         "CREDIT PARTIES" means each of the Borrower, the Parent, DOC and DOC Lease, and each other Subsidiary of Parent from time to time party to a First Lien Collateral Document, a Second Lien Collateral Document or a Third Lien Collateral Document.

         "CURRENT ASSETS" means all present and future rights, title and interests of the Credit Parties in each of the following:

         (1) all Receivables;

         (2) all Inventory;

         (3) all General Intangibles to the extent evidencing Receivables;

         (4) all Documents, Instruments and Chattel Paper to the extent evidencing any of the foregoing;

         (5) all Deposit Accounts to the extent containing Proceeds of Receivables or Inventory;

         (6) all Supporting Obligations relating to any of the foregoing;

         (7) all books and records pertaining to any of the foregoing; and

         (8) to the extent not otherwise included, all Proceeds of Receivables and Inventory (including, without limitation, any such Proceeds constituting Investment Property; provided that, for purposes of this definition, each capitalized term set forth in clauses (1) through (8) of this definition and not otherwise defined in this Agreement shall be defined as set forth in Article 9 of the UCC).

         "DOC" has the meaning specified in the recital of parties to this Agreement.

         "DOC LEASE" has the meaning specified in the recital of parties to this Agreement.

         "ELIGIBLE FIRST LIEN COLLATERAL DOCUMENTS" means any agreement or other document pursuant to which any Lien or security interest is created or granted to secure Eligible First Lien Obligations.

         "ELIGIBLE FIRST LIEN DEBT" means any indebtedness and other obligations secured on a pari passu basis with the Existing First Lien Obligations or any other Eligible First Lien Obligations (on all or part of the Collateral) so long as such indebtedness and pari passu Liens are permitted under the provisions of the Credit Agreement and the Indentures (if in effect) and any other Eligible First Lien Debt Agreements then in effect.

         "ELIGIBLE FIRST LIEN DEBT AGREEMENTS" means any document, agreement or instrument (including any Eligible First Lien Collateral Documents) pursuant to which any Eligible First Lien Debt is incurred or issued and which governs any Eligible First Lien Debt.

         "ELIGIBLE FIRST LIEN DEBT HOLDERS" means, at any time, the holders of Eligible First Lien Debt under the Eligible First Lien Debt Agreements.

         "ELIGIBLE FIRST LIEN OBLIGATIONS" means all obligations under the Eligible First Lien Debt Agreements that are permitted under the Credit Agreement and the Indentures (if in effect) to be secured by the Liens and security interests created under the Eligible First Lien Collateral Documents on a pari passu basis (on all or part of the Collateral) with the Existing First Lien Obligations or any other Eligible First Lien Obligations so long as the property and assets covered by such Liens and security interests also secure the Existing First Lien Obligations or any other Eligible First Lien Obligations, and such obligations shall have been designated as "First Lien Obligations" under the Indentures (if in effect).

         "ELIGIBLE FIRST LIEN REPRESENTATIVES" means, collectively, the representatives of the Eligible First Lien Debt Holders under the Eligible First Lien Debt Agreements including the Eligible First Lien Secured Parties.

         "ELIGIBLE FIRST LIEN SECURED PARTIES" means, collectively, any trustees, agents or other Persons to whom Liens or security interests were granted pursuant to any Eligible First Lien Collateral Documents for the benefit of any Eligible First Lien Debt Holders.

         "ELIGIBLE SECOND LIEN COLLATERAL DOCUMENTS" means any agreement or other document pursuant to which any Lien or security interest is created or granted to secure Eligible Second Lien Obligations.

         "ELIGIBLE SECOND LIEN DEBT" means the indebtedness and other obligations secured on a pari passu basis with the Existing Second Lien Obligations or any other Eligible Second Lien Obligations (on all or part of the Collateral) so long as such indebtedness and pari passu Liens are permitted under the provisions of the Credit Agreement and the Indentures (if in effect) and any Eligible First Lien Debt Agreements then in effect.

         "ELIGIBLE SECOND LIEN DEBT AGREEMENTS" means any document, agreement or instrument (including any Eligible Second Lien Collateral Documents) pursuant to which any Eligible Second Lien Debt is incurred or issued and which governs any Eligible Second Lien Debt.

         "ELIGIBLE SECOND LIEN DEBT HOLDERS" means, at any time the holders of Eligible Second Lien Debt under the Eligible Second Lien Debt Agreements.

         "ELIGIBLE SECOND LIEN OBLIGATIONS" means all obligations under the Eligible Second Lien Debt Agreements that are permitted under the Credit Agreement and the Indentures (if in effect) to be secured by the Liens and security interests created under the Eligible Second Lien Collateral Documents on a pari passu basis (on all or part of the Collateral) with the Existing Second Lien Obligations or any other Eligible Second Lien Obligations so long as the property and assets covered by such Liens and security interests also secure the Existing Second Lien Obligations or any other Eligible Second Lien Obligations, and such obligations shall have been designated as "Second Lien Obligations" under the Indentures (if in effect).

         "ELIGIBLE SECOND LIEN REPRESENTATIVES" means, collectively, the representatives of the Eligible Second Lien Debt Holders under the Eligible Second Lien Debt Agreements including the Eligible Second Lien Secured Parties.

         "ELIGIBLE SECOND LIEN SECURED PARTIES" means, collectively, any trustees, agents or other Persons to whom Liens or security interests were granted pursuant to any Eligible Second Lien Collateral Documents for the benefit of any Eligible Second Lien Debt Holders.

         "ELIGIBLE THIRD LIEN COLLATERAL DOCUMENTS" means any agreement or other document pursuant to which any Lien or security interest is created or granted to secure Eligible Third Lien Obligations.

         "ELIGIBLE THIRD LIEN DEBT" means the indebtedness and other obligations secured on a pari passu basis with the Existing Third Lien Obligations or any other Eligible Third Lien Obligations (on all or part of the Other Collateral) so long as such indebtedness and pari passu Liens are permitted under the provisions of the Credit Agreement and the Indentures (if in effect) and any Eligible First Lien Debt Agreements and Eligible Second Lien Debt Agreements then in effect.

         "ELIGIBLE THIRD LIEN DEBT AGREEMENTS" means any document, agreement or instrument (including any Eligible Third Lien Collateral Documents) pursuant to which any Eligible Third Lien Debt is incurred or issued and which governs any Eligible Third Lien Debt.

         "ELIGIBLE THIRD LIEN DEBT HOLDERS" means, at any time, the holders of Eligible Third Lien Debt under the Eligible Third Lien Debt Agreements.

         "ELIGIBLE THIRD LIEN OBLIGATIONS" means all obligations under the Eligible Third Lien Debt Agreements that are permitted under the Credit Agreement and Indentures (if in effect) to be secured by the Liens and security interests created under the Eligible Third Lien Collateral Documents on a pari passu basis (on all or part of the Other Collateral) with the Existing Third Lien Obligations or any other Eligible Third Lien Obligations so long as the property and assets covered by such Liens and security interests also secure the Existing Third Lien Obligations or any other Eligible Third Lien Obligations, and such obligations shall have been designated as "Third Lien Obligations" under the Indentures (if in effect).

         "ELIGIBLE THIRD LIEN REPRESENTATIVES" means, collectively, the representatives of the Eligible Third Lien Debt Holders under the Eligible Third Lien Debt Agreements including the Eligible Third Lien Secured Parties.

         "ELIGIBLE THIRD LIEN SECURED PARTIES" means, collectively, any trustees, agents or other Persons to whom Liens or security interests were granted pursuant to any Eligible Third Lien Collateral Documents for the benefit of any Eligible Third Lien Debt Holders.

         "ENFORCEMENT ACTION" means, with respect to the First Lien Obligations, the Second Lien Obligations or the Third Lien Obligations, the exercise of any rights and remedies with respect to any Collateral securing such obligations or the commencement or prosecution of enforcement of any of the rights and remedies under, as applicable, the First Lien Collateral Documents, the Second Lien Collateral Documents or the Third Lien Collateral Documents, or applicable law, including without limitation the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of a secured creditor under the UCC of any applicable jurisdiction or under Bankruptcy Law.

         "EXISTING FIRST LIEN COLLATERAL AGENT" has the meaning specified in the recital of parties to this Agreement.

         "EXISTING FIRST LIEN COLLATERAL DOCUMENTS" means (i) in respect of the Other Collateral, the "Security Documents" as defined in the Credit Agreement and (ii) in respect of the Primary Collateral, the "Security Documents" as defined in the Credit Agreement and in the 2011 Indenture and, in each case, to the extent such Security Documents relate to the Existing First Lien Obligations.

         "EXISTING FIRST LIEN COLLATERAL REPRESENTATIVE" means (i) so long as any Obligations under the Credit Agreement are outstanding, the Existing First Lien Collateral Agent, and (ii) at any time thereafter, the Existing First Lien Collateral Trustee.

         "EXISTING FIRST LIEN COLLATERAL TRUSTEE" has the meaning specified in the recital of parties to this Agreement.

         "EXISTING FIRST LIEN OBLIGATIONS" means, collectively, (i) the "Obligations" as defined in the Credit Agreement and (ii) the "First Lien Obligations" as defined in the Indentures.

         "EXISTING FIRST LIEN SECURED PARTIES" means (i) in respect of the Other Collateral, the "Secured Parties" as such term is defined in the Credit Agreement and (ii) in respect of the Primary Collateral, (x) the "Secured Parties" as such term is defined in the Credit Agreement, (y) the Existing First Lien Collateral Trustee and (z) the 2011 Holders.

         "EXISTING SECOND LIEN COLLATERAL AGENT" has the meaning specified in the recital of parties to this Agreement.

         "EXISTING SECOND LIEN COLLATERAL DOCUMENTS" means (i) in respect of the Other Collateral, the "Security Documents" as defined in the 2011 Indenture and to the extent such Security Documents relate to the Existing Second Lien Obligations and (ii) in respect of the Primary Collateral, the "Security Documents" as defined in the 2012 Indenture and to the extent such Security Documents relate to the Existing Second Lien Obligations.

         "EXISTING SECOND LIEN COLLATERAL REPRESENTATIVE" means (i) in respect of the Other Collateral, so long as such Other Collateral secures the First Lien Obligations, the Existing First Lien Collateral Trustee, and (ii) in respect of the Primary Collateral, the Existing Second Lien Collateral Trustee.

         "EXISTING SECOND LIEN COLLATERAL TRUSTEE" has the meaning specified in the recital of parties to this Agreement.

         "EXISTING SECOND LIEN OBLIGATIONS" means (i) in respect of the Other Collateral, the 2011 Notes, the Note Guarantees with respect to the 2011 Notes and the 2011 Note Obligations, and (ii) in respect of the Primary Collateral, the 2012 Notes, the Note Guarantees with respect to the 2012 Notes and the 2012 Note Obligations.

         "EXISTING SECOND LIEN SECURED PARTIES" means (i) in respect of the Other Collateral, so long as such Other Collateral secures Existing First Lien Obligations, the Existing First Lien Collateral Trustee and the 2011 Holders, and (ii) in respect of the Primary Collateral, so long as such Primary Collateral secures Existing First Lien Obligations, the Existing Second Lien Collateral Trustee and the 2012 Holders.

         "EXISTING THIRD LIEN COLLATERAL DOCUMENTS" means, in respect of the Other Collateral, the "Security Documents" as defined in the 2012 Indenture and to the extent such Security Documents relate to the Existing Third Lien Obligations.

         "EXISTING THIRD LIEN COLLATERAL REPRESENTATIVE" means, in respect of the Other Collateral, the Existing Second Lien Collateral Trustee.

         "EXISTING THIRD LIEN OBLIGATIONS" means, in respect of the Other Collateral, the 2012 Notes, the Note Guarantees with respect to the 2012 Notes and the 2012 Note Obligations.

         "EXISTING THIRD LIEN SECURED PARTIES" means, in respect of the Other Collateral, the Existing Second Lien Collateral Trustee and the 2012 Holders.

         "FIRST LIEN COLLATERAL DOCUMENTS" means, collectively, the Existing First Lien Collateral Documents and the Eligible First Lien Collateral Documents.

         "FIRST LIEN CONTROLLING COLLATERAL PARTIES" means (a) until the Existing First Lien Obligations have been Paid in Full, the Existing First Lien Collateral Representative, on behalf of itself and the other Existing First Lien Secured Parties and (b) if the Existing First Lien Obligations have been Paid in Full and any Eligible First Lien Obligations are outstanding, the Required Eligible First Lien Secured Parties.

         "FIRST LIEN OBLIGATIONS" means, collectively, the Existing First Lien Obligations and the Eligible First Lien Obligations.

         "FIRST LIEN REPRESENTATIVES" means, collectively, (a) the Existing First Lien Collateral Representative and (b) the Eligible First Lien Representatives.

         "FIRST LIEN SECURED PARTIES" means, collectively, the Existing First Lien Secured Parties and the Eligible First Lien Secured Parties.

         "INDENTURES" means, collectively, the 2011 Indenture and the 2012 Indenture.

         "INSOLVENCY PROCEEDING" means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Code or any other Bankruptcy Law.

         "LIEN" has the meaning specified in the Credit Agreement and the Indentures.

         "NOTE GUARANTEES" has the meaning specified in the Indentures.

         "NOTES" means, collectively, the 2011 Notes and the 2012 Notes.

         "OTHER COLLATERAL" means the Current Assets.

         "OTHER COLLATERAL STANDSTILL PERIOD" has the meaning specified in
Section 3.01(a). "PARENT" has the meaning specified in the recital of parties to this Agreement.

         "PAYMENT IN FULL" means (X) in respect of the First Lien Obligations,
(a) the payment in full in cash of (i) all principal and interest in respect of the First Lien Obligations and (ii) all other valid First Lien Obligations that are claimed within 90 days of the last date on which all principal and interest in respect of the First Lien Obligations shall have been paid in full in cash,
(b) the termination in full of all commitments in respect of the First Lien Obligations and (c) to the extent any First Lien Obligations shall consist of letters of credit, the discharge and/or the cash collateralization in full of such letters of credit, and (Y) in respect of the Second Lien Obligations, (a) the payment in full in cash of (i) all principal and interest in respect of the Second Lien Obligations and (ii) all other valid Second Lien Obligations that are claimed within 90 days of the last date on which all principal and interest in respect of the Second Lien Obligations shall have been paid in full in cash,
(b) the termination in full of all commitments in respect of the Second Lien Obligations and (c) to the extent any Second Lien Obligations shall consist of letters of credit, the discharge and/or the cash collateralization in full of such letters of credit. "PAID IN FULL" shall have the correlative meaning. It is being understood that any Notes defeased in accordance with the Indentures shall be deemed Paid in Full for purposes of this Agreement.

         "PERSON" has the meaning specified in the Credit Agreement and the Indentures.

         "POST-PETITION INTEREST" means any interest or entitlement to fees or expenses that accrues after the commencement of any Insolvency Proceeding, whether or not allowed or allowable in any such Insolvency Proceeding.

         "PRIMARY COLLATERAL" means the Collateral, excluding the Other Collateral.

         "PRIMARY COLLATERAL STANDSTILL PERIOD" has the meaning specified in
Section 3.01(b).

         "RECEIVABLE" means any right to a monetary payment for goods which have been sold, leased, licensed, assigned or otherwise disposed of, or for services which have been rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account); provided that, for purposes of this definition, each capitalized term not otherwise defined in this Agreement shall be defined as set forth in Article 9 of the UCC.

         "REQUIRED ELIGIBLE FIRST LIEN DEBT HOLDERS" means Eligible First Lien Debt Holders that own or hold more than 50% of all outstanding Eligible First Lien Debt.

         "REQUIRED ELIGIBLE FIRST LIEN REPRESENTATIVES" means the agents, trustees and other representatives representing the Required Eligible First Lien Debt Holders.

         "REQUIRED ELIGIBLE FIRST LIEN SECURED PARTIES" means the Required Eligible First Lien Representatives or the Required Eligible First Lien Debt Holders.

         "REQUIRED ELIGIBLE SECOND LIEN DEBT HOLDERS" means Eligible Second Lien Debt Holders that own or hold more than 50% of all outstanding Eligible Second Lien Debt.

         "REQUIRED ELIGIBLE SECOND LIEN REPRESENTATIVES" means the agents, trustees and other representatives representing the Required Eligible Second Lien Debt Holders.

         "REQUIRED ELIGIBLE SECOND LIEN SECURED PARTIES" means the Required Eligible Second Lien Representatives or the Required Eligible Second Lien Debt Holders.

         "REQUIRED ELIGIBLE THIRD LIEN DEBT HOLDERS" means Eligible Third Lien Debt Holders that own or hold more than 50% of all outstanding Eligible Third Lien Debt.

         "REQUIRED ELIGIBLE THIRD LIEN REPRESENTATIVES" means the agents, trustees and other representatives representing the Required Eligible Third Lien Debt Holders.

         "REQUIRED ELIGIBLE THIRD LIEN SECURED PARTIES" means the Required Eligible Third Lien Representatives or the Required Eligible Third Lien Debt Holders.

         "SECOND LIEN COLLATERAL DOCUMENTS" means, collectively, the Existing Second Lien Collateral Documents and the Eligible Second Lien Collateral Documents.

         "SECOND LIEN CONTROLLING COLLATERAL PARTIES" means (a) until the Existing Second Lien Obligations have been Paid in Full, the Existing Second Lien Collateral Representative, on behalf of itself and the other Existing Second Lien Secured Parties and (b) if the Existing Second Lien Obligations have been Paid in Full and any Eligible Second Lien Obligations are outstanding, the Required Eligible Second Lien Secured Parties.

         "SECOND LIEN OBLIGATIONS" means, collectively, the Existing Second Lien Obligations and the Eligible Second Lien Obligations.

         "SECOND LIEN REPRESENTATIVES" means, collectively, (a) the Existing Second Lien Collateral Representative and (b) the Eligible Second Lien Representatives.

         "SECOND LIEN SECURED PARTIES" means, collectively, the Existing Second Lien Secured Parties and the Eligible Second Lien Secured Parties.

         "SECURED PARTIES" means, collectively, the First Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties.

         "STANDSTILL PERIODS" means collectively, the Other Collateral Standstill Period and the Primary Collateral Standstill Period.

         "THIRD LIEN CONTROLLING COLLATERAL PARTIES" means (a) until the Existing Third Lien Obligations have been Paid in Full, the Existing Third Lien Collateral Representative, on behalf of itself and the other Existing Third Lien Secured Parties and (b) if the Existing Third Lien Obligations have been Paid in Full and any Eligible Third Lien Obligations are outstanding, the Required Eligible Third Lien Secured Parties.

         "THIRD LIEN COLLATERAL DOCUMENTS" means, collectively, the Existing Third Lien Collateral Documents and the Eligible Third Lien Collateral Documents.

         "THIRD LIEN OBLIGATIONS" means, collectively, the Existing Third Lien Obligations and the Eligible Third Lien Obligations.

         "THIRD LIEN REPRESENTATIVES" means, collectively, the Existing Third Lien Representatives and the Eligible Third Lien Representatives.

         "THIRD LIEN SECURED PARTIES" means, collectively, the Existing Third Lien Secured Parties and the Eligible Third Lien Secured Parties.

         "2011 HOLDERS" has the meaning specified in the preliminary statements to this Agreement.

         "2011 INDENTURE" has the meaning specified in the preliminary statements to this Agreement.

         "2011 NOTE OBLIGATIONS" has the meaning specified in the 2011
Indenture.

         "2011 NOTES" has the meaning specified in the preliminary statements to this Agreement.

         "2012 HOLDERS" has the meaning specified in the preliminary statements to this Agreement.

         "2012 INDENTURE" has the meaning specified in the preliminary statements to this Agreement.

         "2012 NOTE OBLIGATIONS" has the meaning specified in the 2012
Indenture.

         "2012 NOTES" has the meaning specified in the preliminary statements to this Agreement.

         "UCC" means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided, that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

                                   ARTICLE II
                                 LIEN PRIORITIES

         SECTION 2.01. Relative Priorities. (a) Any and all Liens now existing or hereafter created or arising in favor of any Second Lien Secured Party on Primary Collateral securing the Second Lien Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise are expressly junior in priority, operation and effect to any and all Liens now existing or hereafter created or arising in favor of the First Lien Secured Parties in respect of Primary Collateral securing the First Lien Obligations, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any Second Lien Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the UCC or any applicable law or any First Lien Collateral Document or Second Lien Collateral Document or any other circumstance whatsoever and
(iii) the fact that any such Liens in favor of any First Lien Secured Party securing any of the First Lien Obligations are (x) subordinated to any Lien securing any obligation of any of the Credit Parties other than the Second Lien Obligations or (y) otherwise subordinated, voided, avoided, invalidated or lapsed.

         (b) Any and all Liens now existing or hereafter created or arising in favor of any Second Lien Secured Party on Other Collateral securing the Second Lien Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise are expressly junior in priority, operation and effect to any and all Liens now existing or hereafter created or arising in favor of the First Lien Secured Parties in respect of Other Collateral securing the First Lien Obligations, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any Second Lien Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the UCC or any applicable law or any First Lien Collateral Document, Second Lien Collateral Document or Third Lien Collateral Document or any other circumstance whatsoever and (iii) the fact that any such Liens in favor of any First Lien Secured Party securing any of the First Lien Obligations are (x) subordinated to any Lien securing any obligation of any of the Credit Parties other than the Second Lien Obligations and the Third Lien Obligations or (y) otherwise subordinated, voided, avoided, invalidated or lapsed.

         (c) Any and all Liens now existing or hereafter created or arising in favor of any Third Lien Secured Party on Other Collateral securing the Third Lien Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise are expressly junior in priority, operation and effect to any and all Liens now existing or hereafter created or arising in favor of the First Lien Secured Parties and the Second Lien Secured Parties in respect of Other Collateral securing, respectively, the First Lien Obligations and the Second Lien Obligations, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any Third Lien Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provisions of the UCC or any applicable law or any First Lien Collateral Document, Second Lien Collateral Document or Third Lien Collateral Document or any other circumstance whatsoever and (iii) the fact that any such Liens in favor of any First Lien Secured Party or any Second Lien Secured Party securing any of the First Lien Obligations or any of the Second Lien Obligations are (x) subordinated to any Lien securing any obligation of any of the Credit Parties other than the Second Lien Obligations and the Third Lien Obligations or (y) otherwise subordinated, voided, avoided, invalidated or lapsed.

         (d) It is hereby expressly agreed for all purposes of this Agreement that (i) in respect of Other Collateral, any obligations of the Credit Parties arising under the Credit Agreement shall be deemed First Lien Obligations, any obligations of the Credit Parties arising under the 2011 Indenture shall be deemed Second Lien Obligations and any obligations of the Credit Parties arising under the 2012 Indenture shall be deemed Third Lien Obligations, and (ii) in respect of Primary Collateral, any obligations of the Credit Parties arising under the Credit Agreement or the 2011 Indenture shall be deemed First Lien Obligations secured by such Primary Collateral on a pari passu basis and any obligations of the Credit Parties under the 2012 Indenture shall be deemed Second Lien Obligations.

         (e) No First Lien Secured Party, Second Lien Secured Party or Third Lien Secured Party shall object to or contest, or support any other Person in contesting or objecting to, in any proceeding (including without limitation, any Insolvency Proceeding), the validity, extent, perfection, priority or enforceability of any security interest in the Collateral granted to the other. Notwithstanding any failure by any First Lien Secured Party, Second Lien Secured Party or Third Lien Secured Party to perfect its security interests in the Collateral or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of the security interests in the Collateral granted to the First Lien Secured Parties, the Second Lien Secured Parties or the Third Lien Secured Parties, the priority and rights as between the First Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties with respect to the Collateral shall be as set forth herein.

         SECTION 2.02. Nature of First Lien Obligations, Second Lien Obligations and Third Lien Obligations. (a) Each Second Lien Representative on behalf of itself and the Second Lien Secured Parties acknowledges that a portion of the First Lien Obligations are revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the First Lien Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the First Lien Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Second Lien Secured Parties and the Third Lien Secured

Parties and without affecting the provisions hereof (subject, in each case, to the provisions set forth in Section 11.1 of the Credit Agreement (if then in effect), Article IX of the 2011 Indenture (if then in effect) and any similar sections set forth in any Eligible First Lien Debt Agreements).

         (b) Each Third Lien Representative on behalf of itself and the Third Lien Secured Parties acknowledges that a portion of the First Lien Obligations are revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the First Lien Obligations and the Second Lien Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the First Lien Obligations and the Second Lien Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Third Lien Secured Parties and without affecting the provisions hereof (subject, in each case, to the provisions set forth in Section 11.1 of the Credit Agreement (if then in effect), Article IX of the 2011 Indenture (if then in effect), Article IX of the 2012 Indenture (if then in effect) and any similar sections set forth in any Eligible First Lien Debt Agreements and any Eligible Second Lien Debt Agreements).

         (c) The lien priorities provided in Section 2.01 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of any of the First Lien Obligations, the Second Lien Obligations or the Third Lien Obligations, or any portion of the foregoing.

         SECTION 2.03. Agreements Regarding Actions to Perfect Liens. (a) Until Payment in Full of all First Lien Obligations, each Second Lien Representative on behalf of itself and the Second Lien Secured Parties and each Third Lien Representative on behalf of itself and the Third Lien Secured Parties agrees that UCC-1 financing statements, patent, trademark or copyright filings or other filings or recordings filed or recorded by or on behalf of such Second Lien Representative, Second Lien Secured Party, Third Lien Representative or Third Lien Secured Party, as applicable, shall be in form reasonably satisfactory to the First Lien Controlling Collateral Parties. To the extent the First Lien Obligations shall have been Paid in Full and so long as the Second Lien Obligations shall not have been Paid in Full, each Third Lien Representative on behalf of itself and the Third Lien Secured Parties agrees that UCC-1 financing statements, patent, trademark or copyright filings or other filings or recordings filed or recorded by or on behalf of such Third Lien Representative or such Third Lien Secured Party shall be in form reasonably satisfactory to the Second Lien Controlling Collateral Parties.

         (b) Without the prior written consent of the First Lien Controlling Collateral Parties, no Second Lien Collateral Document or Third Lien Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second Lien Collateral Document or any new Third Lien Collateral Document, would be inconsistent with any of the terms of the First Lien Collateral Documents. Upon Payment in Full of all First Lien Obligations, without the prior written consent of the Second Lien Controlling Collateral Parties, no Third Lien Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Third Lien Collateral Document, would be inconsistent with any of the terms of the Second Lien Collateral

Documents. Each Second Lien Representative on behalf of the Second Lien Secured Parties and each Third Lien Representative on behalf of the Third Lien Secured Parties agrees that, as applicable, each Second Lien Collateral Document and each Third Lien Collateral Document shall include the following language:

         "Notwithstanding anything herein to the contrary, the liens and security interest granted to the [Second Lien Representative, for the benefit of the Second Lien Secured Parties and/or Third Lien Representative, for the benefit of the Third Lien Secured Parties,] pursuant to this [Agreement] and the exercise of any right or remedy by such [Second Lien Representative, for the benefit of the Second Lien Secured Parties and/or Third Lien Representative, for the benefit of the Third Lien Secured Parties,] hereunder are subject to the provisions of that certain Intercreditor Agreement, dated as of November 8, 2004 (the "INTERCREDITOR AGREEMENT"), among Lehman Commercial Paper Inc., as Existing First Lien Collateral Agent, Bank of Oklahoma, N.A., as Existing First Lien Collateral Trustee, BNY Midwest Trust Company, as Existing Second Lien Collateral Trustee, Dobson Cellular Systems, Inc., an Oklahoma corporation, Dobson Communications Corporation, an Oklahoma corporation, Dobson Operating Co., L.L.C., an Oklahoma limited liability company, and DOC Lease Co., LLC, an Oklahoma limited liability company, and such other parties as may be added thereto from time to time in accordance with Section 9.07 thereof. In the event of any conflict between the terms of the Intercreditor Agreement and this [Agreement], the terms of the Intercreditor Agreement shall govern."

         (c) Each First Lien Secured Party hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, physical possession of or "control" (as defined in the UCC) over Collateral pursuant to any of the First Lien Collateral Documents, such possession or control is also held as a bailee for and for the benefit of (i) the Second Lien Representatives and the other Second Lien Secured Parties and (ii) the Third Lien Representatives and the other Third Lien Secured Parties (such bailment being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2) and 9-313(c) of the
UCC) and in each case solely to the extent required to perfect and enforce their security interest in such Collateral. Nothing in the preceding sentence shall be construed to impose any duty on any First Lien Secured Party (or any third party acting on its behalf) with respect to such Collateral or provide (i) any Second Lien Representative or any other Second Lien Secured Party or (ii) any Third Lien Representative or any other Third Lien Secured Party with any rights with respect to such Collateral beyond those specified in this Agreement, the Second Lien Collateral Documents or the Third Lien Collateral Documents, provided that subsequent to the Payment in Full of the First Lien Obligations, the applicable First Lien Secured Party shall (x) deliver to the Second Lien Controlling Collateral Parties, at the Credit Parties' sole cost and expense, the Collateral in its possession or control together with any necessary endorsements to the extent required by the Second Lien Collateral Documents or (y) direct and deliver such Collateral as a court of competent jurisdiction otherwise directs.

         (d) Each Second Lien Secured Party hereby acknowledges that, to the extent that the First Lien Obligations shall have been Paid in Full and it holds, or a third party holds on its behalf, physical possession of or "control" (as defined in the UCC) over Collateral pursuant to any of the Second Lien Collateral Documents, such possession or control is also held as a bailee for and for the benefit of the Third Lien Representatives and the other Third Lien Secured Parties (such bailment being intended, among other things, to satisfy the requirements of Sections

8-301(a)(2) and 9-313(c) of the UCC) solely to the extent required to perfect and enforce their security interest in such Collateral. Nothing in the preceding sentence shall be construed to impose any duty on any Second Lien Secured Party (or any third party acting on its behalf) with respect to such Collateral or provide any Third Lien Representative or any other Third Lien Secured Party with any rights with respect to such Collateral beyond those specified in this Agreement or the Third Lien Collateral Documents, provided that subsequent to the Payment in Full of the Second Lien Obligations, the applicable Second Lien Secured Party shall (x) deliver to the Third Lien Controlling Collateral Parties, at the Credit Parties' sole cost and expense, the Collateral in its possession or control together with any necessary endorsements to the extent required by the Third Lien Collateral Documents or (y) direct and deliver such Collateral as a court of competent jurisdiction otherwise directs.

         (e) It is understood by the parties hereto that the provisions of this Agreement are intended solely to govern the respective Lien priorities as among the First Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties and shall not impose on the First Lien Secured Parties, Second Lien Secured Parties or the Third Lien Secured Parties any obligations in respect of the disposition of any Collateral (or any proceeds thereof) that would conflict with prior perfected Liens or any claims thereon in favor of any other Person that is not a Secured Party.

         SECTION 2.04. No New Liens. (a) So long as the First Lien Obligations have not been Paid in Full, the parties hereto agree that if any Second Lien Secured Party or any Third Lien Secured Party shall acquire or hold any Lien on any assets of any of the Credit Parties securing any Second Lien Obligation or any Third Lien Obligation, as applicable, which assets are not also subject to the first-priority Lien of the First Lien Secured Parties under the First Lien Collateral Documents, then the applicable Second Lien Representative or Third Lien Representative, upon demand by any First Lien Secured Party, will without the need for any further consent of any other Second Lien Secured Party or Third Lien Secured Party, notwithstanding anything to the contrary in any other Second Lien Collateral Document or Third Lien Collateral Document assign such Lien to the First Lien Secured Parties as security for the First Lien Obligations (in which case the Second Lien Secured Parties and Third Lien Secured Parties may retain a junior lien on such assets subject to the terms hereof).

         (b) To the extent the First Lien Obligations shall have been Paid in Full and so long as the Second Lien Obligations shall not have been Paid in Full, the parties hereto agree that if any Third Lien Secured Party shall acquire or hold any Lien on any assets of any of the Credit Parties securing any Third Lien Obligation which assets are not also subject to the second-priority Lien of the Second Lien Secured Parties under the Second Lien Collateral Documents, then the applicable Third Lien Representative, upon demand by any Second Lien Secured Party, will without the need for any further consent of any other Third Lien Secured Party, notwithstanding anything to the contrary in any other Third Lien Collateral Document assign such Lien to the Second Lien Secured Parties as security for the Second Lien Obligations (in which case the Third Lien Secured Parties may retain a junior lien on such assets subject to the terms hereof).

         (c) So long as the Second Lien Obligations and the Third Lien Obligations have not been Paid in Full, the parties hereto agree that if any First Lien Secured Party shall acquire or hold any Lien on any assets of any of the Credit Parties securing any First Lien Obligation which assets are not also subject to the second-priority Lien of the Second Lien Secured Parties under the Second Lien Collateral Documents or the third-priority Lien of the Third Lien Secured Parties under the Third Lien Collateral Documents, then upon demand by any Second Lien Secured Party or any Third Lien Secured Party, the applicable Credit Party will, without the need for any further consent of any First Lien Secured Party, notwithstanding anything to the contrary in any other First Lien Collateral Document, grant in favor of the Second Lien Secured Parties and the Third Lien Secured Parties a Lien on such assets as security for the Second Lien Obligations and the Third Lien Obligations subject to the terms hereof.

         (d) To the extent the First Lien Obligations shall have been Paid in Full and so long as the Second Lien Obligations shall not have been Paid in Full, the parties hereto agree that if any Second Lien Secured Party shall acquire or hold any Lien on any assets of any of the Credit Parties securing any Second Lien Obligation which assets are not also subject to the third-priority Lien of the Third Lien Secured Parties under the Third Lien Collateral Documents, then upon demand by any Third Lien Secured Party, the applicable Credit Party will, without the need for any further consent of any Second Lien Secured Party, notwithstanding anything to the contrary in any other Second Lien Collateral Document, grant in favor of the Third Lien Secured Parties a Lien on such assets as security for the Third Lien Obligations subject to the terms hereof.

                                  ARTICLE III
                               ENFORCEMENT RIGHTS

         SECTION 3.01. Exclusive Enforcement. (a) Until the First Lien Obligations secured on a first priority basis by Other Collateral shall have been Paid in Full, whether or not an Insolvency Proceeding has been commenced by or against any of the Credit Parties, the applicable First Lien Controlling Collateral Parties shall have the exclusive right to take and continue any Enforcement Action with respect to the Other Collateral, without any consultation with or consent of any Second Lien Secured Party or any Third Lien Secured Party, but subject to the proviso set forth in Sections 5.01(a) and 5.01(b); provided, however, that notwithstanding anything to the contrary in this Section 3.01(a), the applicable Second Lien Controlling Collateral Parties may exercise any or all such rights and take or institute all such other actions in respect of the Other Collateral and make such objections after the passage of a period of 180 days (the "OTHER COLLATERAL STANDSTILL PERIOD") from the date of delivery of a notice in writing to the applicable First Lien Controlling Collateral Parties of their intention to exercise their right to take such actions in respect of such Other Collateral, which notice may only be delivered following the occurrence of and during the continuation of an event of default in respect of a First Lien Obligation secured by the Other Collateral; provided further, however, that notwithstanding anything herein to the contrary, in no event shall the Second Lien Controlling Collateral Parties or any other Second Lien Secured Parties exercise or continue to exercise any rights or remedies or take such other actions with respect to the Other Collateral as aforesaid if, notwithstanding the expiration of the Other Collateral Standstill Period, the First Lien Controlling Collateral Parties or any other First Lien Secured Parties shall have commenced and shall continue the exercise of any of their rights or remedies with respect to the Other Collateral (prompt notice of such exercise to be given to the applicable Second Lien Controlling Collateral Parties). Upon the occurrence and during the continuance of a default or an event of default in respect of a First Lien Obligation secured by Other Collateral, the applicable First Lien Controlling Collateral Parties may take and continue any Enforcement Action with respect to the First Lien Obligations secured by Other Collateral and with respect to the Other Collateral in such order and manner as they may determine in their sole discretion.

         (c) Until the First Lien Obligations secured by Primary Collateral have been Paid in Full, whether or not an Insolvency Proceeding has been commenced by or against any of the Credit Parties, the applicable First Lien Controlling Collateral Parties shall have the exclusive right to take and continue any Enforcement Action with respect to such Primary Collateral, without any consultation with or consent of any Second Lien Secured Party, but subject to the proviso set forth in Section 5.01(a); provided, however, that notwithstanding anything to the contrary in this Section 3.01(b), the applicable Second Lien Controlling Collateral Parties may exercise any or all such rights and take or institute all such other actions in respect of the Primary Collateral and make such objections after the passage of a period of 180 days (the "PRIMARY COLLATERAL STANDSTILL PERIOD") from the date of delivery of a notice in writing to the applicable First Lien Controlling Collateral Parties of their intention to exercise their right to take such actions in respect of such Primary Collateral, which notice may only be delivered following the occurrence of and during the continuation of an event of default in respect of a First Lien Obligation secured by the Primary Collateral and to the extent such First Lien Obligations shall not exceed $100,000,000 (it being understood that the applicable Second Lien Controlling Collateral Parties shall not be entitled to exercise such rights or take or institute such claims in respect of the Primary Collateral for as long as the First Lien Obligations in respect of the Credit Agreement shall not have been Paid in Full); provided further, however, that notwithstanding anything herein to the contrary, in no event shall the Second Lien Controlling Collateral Parties or any other Second Lien Secured Party exercise or continue to exercise any rights or remedies or take such other actions with respect to the Primary Collateral as aforesaid if, notwithstanding the expiration of the Primary Collateral Standstill Period, the First Lien Controlling Collateral Parties or any other First Lien Secured Parties shall have commenced and shall continue the exercise of any of their rights or remedies with respect to the Primary Collateral (prompt notice of such exercise to be given to the applicable Second Lien Controlling Collateral Parties). Upon the occurrence and during the continuance of a default or an event of default in respect of a First Lien Obligation secured by Primary Collateral, the applicable First Lien Controlling Collateral Parties may take and continue any Enforcement Action with respect to the First Lien Obligations secured by Primary Collateral and with respect to the Primary Collateral in such order and manner as they may determine in their sole discretion.

         SECTION 3.02. Standstill and Waivers. (a) Each Second Lien Representative, each Second Lien Secured Party, each Third Lien Representative and each Third Lien Secured Party agrees that, until the First Lien Obligations have been Paid in Full, subject to the provisos set forth in Sections 5.01(a) and 5.01(b) and the Standstill Periods set forth above:

         (i) they will not take or cause to be taken any action, the purpose or effect of which is to make any Lien in respect of any Second Lien Obligation or any Third Lien Obligation pari passu with or senior to, or to give any Second Lien Secured Party or any Third Lien Secured Party any preference or priority relative to, the Liens with respect to the First Lien Obligations or the First Lien Secured Parties with respect to any of the Collateral;

         (ii) they will not oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the Collateral, in each case so long as permitted by the First Lien Collateral Documents and this Agreement, by any First Lien Representative or any other First Lien Secured Party, or any other Enforcement Action taken by or on behalf of any First Lien Representative or any other First Lien Secured Party or forbearance from taking any Enforcement Action in accordance with the First Lien Collateral Documents and this Agreement;

         (iii) they have no right to (x) direct either any First Lien Representative or any other First Lien Secured Party to exercise any right, remedy or power with respect to the Collateral or pursuant to the First Lien Collateral Documents or (y) consent or object to the exercise by any First Lien Representative or any other First Lien Secured Party of any right, remedy or power with respect to the Collateral or pursuant to the First Lien Collateral Documents or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this clause (iii), whether as a junior lien creditor or otherwise, they hereby irrevocably waive such right);

         (iv) they will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against either any First Lien Representative or any other First Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and neither any First Lien Representative nor any other First Lien Secured Party shall be liable for, any action taken or omitted to be taken by any First Lien Representative or any other First Lien Secured Party with respect to the Collateral or pursuant to the First Lien Collateral Documents;

         (v) they will not make any judicial or nonjudicial claim or demand or commence any judicial or non-judicial proceedings against any Credit Parties or any of their affiliates under or with respect to any Second Lien Collateral Document or any Third Lien Collateral Document seeking payment or damages from or other relief by way of specific performance, instructions or otherwise under or with respect to any Second Lien Collateral Document or any Third Lien Collateral Document (other than filing a proof of claim) or exercise any right, remedy or power under or with respect to, or otherwise take any action to enforce (other than filing a proof of claim) any Second Lien Collateral Document or any Third Lien Collateral Document;

         (vi) they will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of any Collateral, exercise any right, remedy or power with respect to, or otherwise take any action to enforce their interest in or realize upon, the Collateral or pursuant to the Second Lien Collateral Documents or the Third Lien Collateral Documents; and

         (vii) they will not seek, and hereby waive any right, to have the Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Collateral.

         (b) To the extent the First Lien Obligations shall have been Paid in Full and so long as the Second Lien Obligations shall not have been Paid in Full, each Third Lien Representative and each Third Lien Secured Party agrees that, subject to the proviso set forth in Section 5.01(b):

         (i) they will not take or cause to be taken any action, the purpose or effect of which is to make any Lien in respect of any Third Lien Obligation pari passu with or senior to, or to give any Third Lien Secured Party any preference or priority relative to, the Liens with respect to the Second Lien Obligations or the Second Lien Secured Parties with respect to any of the Collateral;

         (ii) they will not oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the Collateral, in each case so long as permitted by the terms of the Second Lien Collateral Documents and this Agreement, by any Second Lien Representative or any other Second Lien Secured Party, or any other Enforcement Action taken by or on behalf of any Second Lien Representative or any other Second Lien Secured Party or forbearance from taking any Enforcement Action in accordance with the Second Lien Collateral Documents and this Agreement.

         (iii) they have no right to (x) direct either any Second Lien Representative or any other Second Lien Secured Party to exercise any right, remedy or power with respect to the Collateral or pursuant to the Second Lien Collateral Documents or (y) consent or object to the exercise by any Second Lien Representative or any other Second Lien Secured Party of any right, remedy or power with respect to the Collateral or pursuant to the Second Lien Collateral Documents or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this clause (iii), whether as a junior lien creditor or otherwise, they hereby irrevocably waive such right);

         (iv) they will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against either any Second Lien Representative or any other Second Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and neither any Second Lien Representative nor any other Second Lien Secured Party shall be liable for, any action taken or omitted to be taken by any Second Lien Representative or any other Second Lien Secured Party with respect to the Collateral or pursuant to the Second Lien Collateral Documents;

         (v) they will not make any judicial or non-judicial claim or demand or commence any judicial or non-judicial proceedings against any Credit Parties or any of their affiliates under or with respect to any Third Lien Collateral Document seeking payment or damages from or other relief by way of specific performance, instructions or otherwise under or with respect to any Third Lien Collateral Document (other than filing a proof of claim) or exercise any right, remedy or power under or with respect to, or otherwise take any action to enforce (other than filing a proof of claim) any Third Lien Collateral Document;

         (vi) they will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of any Collateral, exercise any right, remedy or power with respect to, or otherwise take any action to enforce their interest in or realize upon, the Collateral or pursuant to the Third Lien Collateral Documents; and

         (vii) they will not seek, and hereby waive any right, to have the Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Collateral.

         SECTION 3.03. Judgment Creditors. In the event that any Second Lien Secured Party or Third Lien Secured Party becomes a judgment lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Lien Obligations or the Second Lien Obligations, as applicable) and shall be subordinate to the same extent as the other Liens securing the Second Lien Obligations (created pursuant to the Second Lien Collateral Documents) or Third Lien Obligations (created pursuant to the Third Lien Collateral Documents), as applicable, subject to this Agreement.

         SECTION 3.04. Cooperation. (a) Subject to the rights of the Second Lien Controlling Collateral Parties after expiration of the Standstill Periods pursuant to Section 3.01, each Second Lien Representative, on behalf of itself and the other Second Lien Secured Parties and each Third Lien Representative, on behalf of itself and the other Third Lien Secured Parties, agrees that until the First Lien Obligations have been Paid in Full each of them shall take such actions as the applicable First Lien Controlling Collateral Parties shall request in connection with the exercise by the First Lien Secured Parties of their rights set forth herein.

         (b) To the extent the First Lien Obligations shall have been Paid in Full and so long as the Second Lien Obligations shall not have been Paid in Full, each Third Lien Representative, on behalf of itself and the other Third Lien Secured Parties, agrees that until the Third Lien Obligations have been Paid in Full each of them shall take such actions as the Second Lien Controlling Collateral Parties shall request in connection with the exercise by the Second Lien Secured Parties of their rights set forth herein.

         SECTION 3.05. No Additional Rights for the Credit Parties Hereunder. Except as provided in Section 3.06, if any First Lien Secured Party, Second Lien Secured Party or Third Lien Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, no Credit Party shall be entitled to use such violation as a defense to any action by any First Lien Secured Party, Second Lien Secured Party or Third Lien Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any First Lien Secured Party, Second Lien Secured Party or Third Lien Secured Party.

         SECTION 3.06. Actions upon Breach. (a) Should any Second Lien Secured Party or Third Lien Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, any First Lien Secured Party may obtain relief against such Second Lien Secured Party or Third Lien Secured Party, as applicable, by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Second Lien Representatives on behalf of each Second Lien Secured Party and by the Third Lien Representatives on behalf of each Third Lien Secured Party that (i) the First Lien Secured Parties' damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Second Lien Secured Party and each Third Lien Secured Party waives any defense that the Credit Parties and/or the First Lien Secured Parties cannot demonstrate damages and/or can be made whole by the awarding of damages.

         (b) So long as the Second Lien Obligations shall not have been Paid in Full, should any Third Lien Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, any Second Lien Secured Party may obtain relief against such Third Lien Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Third Lien Representatives on behalf of each Third Lien Secured Party that (i) the Second Lien Secured Parties' damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Third Lien Secured Party waives any defense that the Credit Parties and/or the Second Lien Secured Parties cannot demonstrate damages and/or can be made whole by the awarding of damages.

         SECTION 3.07. Right as Unsecured Creditors. The Second Lien Secured Parties and the Third Lien Secured Parties may exercise rights and remedies as unsecured creditors against the Credit Parties or any other Person that has guaranteed the Second Lien Obligations or the Third Lien Obligations. Nothing in this Agreement shall prohibit the receipt by the Second Lien Secured Parties or the Third Lien Secured Parties of the required payments of interest and principal or any other amounts so long as such receipt is not the direct or indirect result of the exercise by the Second Lien Secured Parties or the Third Lien Secured Parties of rights or remedies as a secured creditor or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Section 3.07 impairs or otherwise adversely affects any rights or remedies the First Lien Secured Parties may have with respect to the Collateral.

                                   ARTICLE IV
        APPLICATION OF PROCEEDS OF COLLATERAL; DISPOSITIONS AND RELEASES
                     OF COLLATERAL; INSPECTION AND INSURANCE

         SECTION 4.01. Application of Proceeds; Turnover Provisions. (a) All proceeds of Other Collateral (including without limitation any interest earned thereon) resulting from the sale, collection or other disposition of Other Collateral in connection with or resulting from any Enforcement Action, and whether or not pursuant to a Insolvency Proceeding, shall be distributed as follows: first to the applicable First Lien Representatives on a pro rata basis for application to the First Lien Obligations, until the First Lien Obligations have been Paid in Full, second, to the applicable Second Lien Representatives on a pro rata basis for application to the Second Lien Obligations, until the Second Lien Obligations have been Paid in Full, third, to the applicable Third Lien Representatives on a pro rata basis for application to the Third Lien

Obligations and, thereafter, to the extent proceeds remain after the foregoing applications, to the relevant Credit Party or to whomever may be lawfully entitled to receive such surplus. Notwithstanding anything herein to the contrary, this clause (a) shall not be applicable in respect of proceeds resulting from the sale, collection or other disposition of Other Collateral prior to the commencement of any Enforcement Action.

         (b) All proceeds of Primary Collateral (including without limitation any interest earned thereon) resulting from the sale, collection or other disposition of Primary Collateral in connection with or resulting from any Enforcement Action, and whether or not pursuant to an Insolvency Proceeding, shall be distributed as follows: first, to the applicable First Lien Representatives on a pro rata basis for application to the First Lien Obligations until the First Lien Obligations have been Paid in Full, second, to the Second Lien Representatives on a pro rata basis for application to the Second Lien Obligations and, thereafter, to the extent proceeds remain after the foregoing applications, to the relevant Credit Party or to whomever may be lawfully entitled to receive such surplus. Notwithstanding anything herein to the contrary, this clause (b) shall not be applicable in respect of proceeds resulting from the sale, collection or other disposition of Primary Collateral prior to the commencement of any Enforcement Action.

         (c) Subject to the rights of the Credit Parties under the First Lien Collateral Documents, until the Payment in Full of the First Lien Obligations, any Collateral, including without limitation any such Collateral constituting proceeds, that may be received by any Second Lien Secured Party or any Third Lien Secured Party in violation of this Agreement shall be segregated and held in trust and promptly paid over to the First Lien Controlling Collateral Parties, for the benefit of the First Lien Secured Parties, in the same form as received, with any necessary endorsements, and each Second Lien Secured Party and each Third Lien Secured Party hereby authorizes the First Lien Controlling Collateral Parties to make any such endorsements as agent for the Second Lien Secured Parties and/or the Third Lien Secured Parties (which authorization, being coupled with an interest, is irrevocable).

         (d) Subject to the rights of the Credit Parties under the Second Lien Collateral Documents, to the extent the First Lien Obligations shall have been Paid in Full and so long as the Second Lien Obligations shall not have been Paid in Full, any Collateral, including without limitation any such Collateral constituting proceeds, that may be received by any Third Lien Secured Party in violation of this Agreement shall be segregated and held in trust and promptly paid over to the Second Lien Controlling Collateral Parties, for the benefit of the Second Lien Secured Parties, in the same form as received, with any necessary endorsements, and each Third Lien Secured Party hereby authorizes the Second Lien Controlling Collateral Parties to make any such endorsements as agent for the Third Lien Secured Parties (which authorization, being coupled with an interest, is irrevocable).

         SECTION 4.02. Releases of Junior-Priority Lien. (a) Other than in connection with the Payment in Full of the First Lien Obligations (unless such Payment in Full is made with proceeds from an Enforcement Action or other dispositions of Collateral), upon any release, sale or disposition of Collateral permitted pursuant to the terms of the First Lien Collateral Documents and any agreements governing the First Lien Obligations that results in the release of the first-priority Lien on any Collateral (including without limitation any sale or other disposition pursuant to any Enforcement Action), the junior-priority Lien on such Collateral (but not on any proceeds of such Collateral not required to be paid to the First Lien Secured Parties) shall be automatically and unconditionally released with no further consent or action of any Person.

         (b) Each Second Lien Representative, on behalf of itself and the other Second Lien Secured Parties and each Third Lien Representative, on behalf of itself and the other Third Lien Secured Parties, at the sole cost and expense of the Credit Parties, shall promptly execute and deliver such release documents and instruments and shall take such further actions as the First Lien Controlling Collateral Parties shall request to evidence any release of the junior-priority Lien described in paragraph (a) above. Each Second Lien Representative, each other Second Lien Secured Party, each Third Lien Representative and each other Third Lien Secured Party hereby appoints the First Lien Controlling Collateral Parties and any officer or duly authorized person of the First Lien Controlling Collateral Parties, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Second Lien Secured Parties and the Third Lien Secured Parties and in the name of the Second Lien Secured Parties or the Third Lien Secured Parties or in the First Lien Controlling Collateral Parties' own name, from time to time, in the First Lien Controlling Collateral Parties' sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

         (c) Other than in connection with the Payment in Full of the Second Lien Obligations (unless such Payment in Full is made with proceeds from an Enforcement Action or other dispositions of Collateral) and to the extent the First Lien Obligations shall have been Paid in Full, upon any release, sale or disposition of Collateral permitted pursuant to the terms of the Second Lien Collateral Documents and any agreements governing the Second Lien Obligations that results in the release of the first-priority Lien on any Collateral (including without limitation any sale or other disposition pursuant to any Enforcement Action), the junior-priority Lien on such Collateral (but not on any proceeds of such Collateral not required to be paid to the Second Lien Secured Parties) shall be automatically and unconditionally released with no further consent or action of any Person.

         (d) Each Third Lien Representative, on behalf of itself and the other Third Lien Secured Parties, at the sole cost and expense of the Credit Parties, shall promptly execute and deliver such release documents and instruments and shall take such further actions as the Second Lien Controlling Collateral Parties shall request to evidence any release of the junior-priority Lien described in paragraph (c) above. Each Third Lien Representative and each other Third Lien Secured Party hereby appoints the Second Lien Controlling Collateral Parties and any officer or duly authorized person of the Second Lien Controlling Collateral Parties, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Third Lien Secured Parties and in the name of the Third Lien Secured Parties or in the Second Lien Controlling Collateral Parties' own name, from time to time, in the Second Lien Controlling Collateral Parties' sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

         SECTION 4.03. Inspection Rights and Insurance. (a) Until the First Lien Obligations have been Paid in Full, upon a default in respect of any First Lien Obligations, any First Lien Controlling Collateral Party and its representatives and invitees may at any time inspect, repossess, remove and otherwise deal with the Collateral, and the First Lien Controlling Collateral Parties may advertise and conduct public auctions or private sales of the Collateral, in each case, without the involvement of or interference by any Second Lien Secured Party or any Third Lien Secured Party or liability to any Second Lien Secured Party or any Third Lien Secured Party.

         (b) To the extent the First Lien Obligations shall have been Paid in Full and so long as the Second Lien Obligations shall not have been Paid in Full, upon a default in respect of any Second Lien Obligations, any Second Lien Controlling Collateral Party and its representatives and invitees may at any time inspect, repossess, remove and otherwise deal with the Collateral, and the Second Lien Controlling Collateral Parties may advertise and conduct public auctions or private sales of the Collateral, in each case without notice to, the involvement of or interference by any Third Lien Secured Party or liability to any Third Lien Secured Party.

         (c) Until the First Lien Obligations have been Paid in Full, and subject to the rights of the Credit Parties under the First Lien Collateral Documents, the First Lien Controlling Collateral Parties will have the sole and exclusive right (i) to adjust or settle any insurance policy or claim covering the Collateral in the event of any loss thereunder and (ii) to approve any award granted in any condemnation or similar proceeding affecting the Collateral.

         (d) To the extent the First Lien Obligations shall have been Paid in Full and so long as the Second Lien Obligations shall not have been Paid in Full, subject to the rights of the Credit Parties under the Second Lien Collateral Documents, any Second Lien Controlling Collateral Parties will have the sole and exclusive right (i) to adjust or settle any insurance policy or claim covering the Collateral in the event of any loss thereunder and (ii) to approve any award granted in any condemnation or similar proceeding affecting the Collateral.

                                   ARTICLE V
                             INSOLVENCY PROCEEDINGS

         SECTION 5.01. Filing of Motions. (a) Until the First Lien Obligations have been Paid in Full, each of the Second Lien Representatives agrees on behalf of itself and the other Second Lien Secured Parties and each of the Third Lien Representatives agrees on behalf of itself and the other Third Lien Secured Parties that no Second Lien Secured Party and no Third Lien Secured Party, as applicable, shall, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any of the Collateral (including not objecting to any adequate protection in favor of the holders of the First Lien Obligations and not seeking or receiving such adequate protection to the extent that adequate protection is not also received by the holders of the First Lien Obligations in respect thereof, it being understood that to the extent the holders of the First Lien Obligations shall be permitted to receive adequate protection, the holders of Second Lien Obligations may seek adequate protection under the conditions set forth in Section 5.04), including, without limitation, with respect to the determination of any Liens or claims held by the First Lien Representatives (including the validity and enforceability thereof) or any other First Lien Secured Party or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise; provided that the Second Lien Representatives and the Third Lien Representatives may file a proof of claim in an Insolvency Proceeding, subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on the Second Lien Representatives and the Third Lien Representatives imposed hereby and may seek adequate protection subject to the terms of Section 5.04 of this Agreement.

         (b) To the extent the First Lien Obligations shall have been Paid in Full and so long as the Second Lien Obligations shall not have been Paid in Full, each of the Third Lien Representatives agrees on behalf of itself and the other Third Lien Secured Parties that no Third Lien Secured Party shall, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any of the Collateral (including not objecting to any adequate protection in favor of the holders of the Second Lien Obligations and not seeking or receiving such adequate protection to the extent such adequate protection is not also received by the holders of the Second Lien Obligations in respect thereof, it being understood that to the extent the holders of the Second Lien Obligations shall be permitted to receive adequate protection, the holders of Third Lien Obligations may seek adequate protection under the conditions set forth in Section 5.04), including, without limitation, with respect to the determination of any Liens or claims held by the Second Lien Representatives (including the validity and enforceability thereof) or any other Second Lien Secured Party or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise; provided that the Third Lien Representatives may file a proof of claim in an Insolvency Proceeding, subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on the Third Lien Representatives imposed hereby and may seek adequate protection subject to the terms of Section 5.04 of this Agreement.

         SECTION 5.02. Financing Matters. (a) If any of the Credit Parties becomes subject to any Insolvency Proceeding, and if the First Lien Controlling Collateral Parties or one or more of the other First Lien Secured Parties desire to consent to the use of cash collateral under the Bankruptcy Code or to provide financing, or to consent to the provision by any other Person of financing, to the Credit Parties under the Bankruptcy Code ("DIP FINANCING"), then the Second Lien Representatives and the Third Lien Representatives agree, on behalf of themselves and, respectively, the other Second Lien Secured Parties and the other Third Lien Secured Parties, that each Second Lien Secured Party or Third Lien Secured Party, as applicable, (i) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such DIP Financing, (ii) will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such DIP Financing except as set forth in Section 5.04 below,
(iii) will subordinate (and will be deemed hereunder to have subordinated) the second-priority Liens and third-priority Liens (x) to such DIP Financing on the same terms as the first-priority Liens are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement) and
(y) to any adequate protection provided to the First Lien Secured Parties and
(iv) agrees that notice received two calendar days prior to the entry of an order approving such usage of cash collateral or approving such financing shall be adequate notice.

         (b) To the extent the First Lien Obligations shall have been Paid in Full and so long as the Second Lien Obligations shall not have been Paid in Full, if any of the Credit Parties becomes subject to any Insolvency Proceeding, and if the Second Lien Controlling Collateral Parties or one or more of the other Second Lien Secured Parties desire to consent to the use of cash collateral under the Bankruptcy Code or to provide a DIP Financing, to consent to the provision by any other Person of a DIP Financing, to the Credit Parties, then the Third Lien Representatives agree, on behalf of themselves and the other Third Lien Secured Parties, that each Third Lien Secured Party (i) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such DIP Financing,
(ii) will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such DIP Financing except as set forth in Section 5.04 below, (iii) will subordinate (and will be deemed hereunder to have subordinated) the second-priority Liens (x) to such DIP Financing on the same terms as the first-priority Liens are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement) and (y) to any adequate protection provided to the Second Lien Secured Parties and (iv) agrees that notice received two calendar days prior to the entry of an order approving such usage of cash collateral or approving such financing shall be adequate notice.

         SECTION 5.03. Relief from the Automatic Stay. (a) Each Second Lien Representative and each Third Lien Representative agrees, on behalf of itself and, respectively, the other Second Lien Secured Parties or Third Lien Secured Parties, as applicable, that none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Collateral, without the prior written consent of the First Lien Controlling Collateral Parties.

         (b) To the extent the First Lien Obligations shall have been Paid in Full and so long as the Second Lien Obligations shall not have been Paid in Full, each Third Lien Representative agrees, on behalf of itself and the other Third Lien Secured Parties, that none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Collateral, without the prior written consent of the Second Lien Controlling Collateral Parties.

         SECTION 5.04. Adequate Protection. (a) Each Second Lien Representative, on behalf of itself and the other Second Lien Secured Parties and each Third Lien Representative, on behalf of itself and the other Third Lien Secured Parties, agrees that none of them shall object, contest, or support any other Person objecting to or contesting, (i) any request by a First Lien Representative or the First Lien Secured Parties for adequate protection or (ii) any objection by a First Lien Representative or any other First Lien Secured Parties to any motion, relief, action or proceeding based on a claim of a lack of adequate protection or (iii) the payment of interest, fees, expenses or other amounts to a First Lien Representative or any other First Lien Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise. Notwithstanding the foregoing, to the extent any First Lien Secured Parties shall have received adequate protection in the form of the payment of interest, fees, expenses or other amounts under
Section 506(b) or 506(c) of the Bankruptcy Code or otherwise, any other First Lien Secured Parties shall be entitled to seek adequate protection in a similar form. Notwithstanding anything contained in this Section and in Section 5.02, in any Insolvency Proceeding, (x) if the First Lien Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral or superpriority claims in connection with any DIP Financing or use of cash collateral, then a Second Lien Representative, on behalf of itself and any of the Second Lien Secured Parties and a Third Lien Representative, on behalf of itself and any of the Third Lien Secured Parties, may seek or accept adequate protection solely in the form of (A) a replacement Lien on such additional collateral, subordinated to the Liens securing the First Lien Obligations and such DIP Financing on the same basis as the other Liens securing the Second Lien Obligations or the Third Lien Obligations, as applicable, are so subordinated to the First Lien Obligations under this Agreement and (B) superpriority claims junior in all respects to the superpriority claims granted to the First Lien Secured Parties, and (y) in the event a Second Lien Representative, on behalf of itself and the Second Lien Secured Parties or a Third Lien Representative, on behalf of itself and the Third Lien Secured Parties, seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral, then such Second Lien Representative, on behalf of itself or any of the Second Lien Secured Parties or such Third Lien Representative, on behalf of itself or any of the Third Lien Secured Parties, agrees that the First Lien Representatives shall also be granted a senior Lien on such additional collateral as security for the First Lien Obligations and any such DIP Financing and that any Lien on such additional collateral securing the Second Lien Obligations and the Third Lien Obligations shall be subordinated to the Liens on such collateral securing the First Lien Obligations and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the First Lien Secured Parties as adequate protection on the same basis as the other Liens securing the Second Lien Obligations and the Third Lien Obligations are subordinated to such First Lien Obligations under this Agreement. Notwithstanding any of the foregoing, if the First Lien Secured Parties (or any subset thereof) are granted adequate protection in respect of the Other Collateral in the form of Post-Petition Interest, then a Second Lien Representative in respect of such Other Collateral, on behalf of itself and any of the Second Lien Secured Parties, may seek or accept adequate protection in the form of Post-Petition Interest in respect of the Second Lien Obligations secured by such Other Collateral.

         (b) To the extent the First Lien Obligations shall have been Paid in Full and so long as the Second Lien Obligations shall not have been Paid in Full, each Third Lien Representative, on behalf of itself and the other Third Lien Secured Parties, agrees that none of them shall object, contest, or support any other Person objecting to or contesting, (i) any request by a Second Lien Representative or the Second Lien Secured Parties for adequate protection or
(ii) any objection by a Second Lien Representative or any other Second Lien Secured Parties to any motion, relief, action or proceeding based on a claim of a lack of adequate protection or (iii) the payment of interest, fees, expenses or other amounts to a Second Lien Representative or any other Second Lien Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise. Notwithstanding anything contained in this Section and in Section 5.02, in any Insolvency Proceeding, (x) if the Second Lien Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral or superpriority claims in connection with any DIP Financing or use of cash collateral, then a Third Lien Representative, on behalf of itself and any of the Third Lien Secured Parties, may seek or accept adequate protection solely in the form of (A) a replacement Lien on such additional collateral, subordinated to the Liens securing the Second Lien Obligations and such DIP Financing on the same basis as the other Liens securing the Third Lien Obligations are so subordinated to the Second Lien Obligations under this Agreement and (B) superpriority claims junior in all respects to the superpriority claims granted to the Second Lien Secured Parties, and (y) in the event a Third Lien Representative, on behalf of itself and the Third Lien Secured Parties, seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral, then such Third Lien Representative, on behalf of itself or any of the Third Lien Secured Parties, agrees that the Second Lien Representatives shall also be granted a senior Lien on such additional collateral as security for the Second Lien Obligations and any such DIP Financing and that any Lien on such additional collateral securing the Third Lien Obligations shall be subordinated to the Liens on such collateral securing the Second Lien Obligations and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the Second Lien Secured Parties as adequate protection on the same basis as the other Liens securing the Third Lien Obligations are subordinated to such Second Lien Obligations under this Agreement.

         SECTION 5.05. Avoidance Issues. (a) If any First Lien Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any of the Credit Parties, because such amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found to be a fraudulent or preferential transfer, any amount (a "RECOVERY"), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the First Lien Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the First Lien Obligations shall be deemed not to have been Paid in Full. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect from an after the date of such Recovery, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The Second Lien Secured Parties and Third Lien Secured Parties agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them from and after the date of such Recovery shall instead by allocated and turned over for application in accordance with the priorities set forth in this Agreement.

         (b) To the extent the First Lien Obligation shall have been Paid in Full and so long as the Second Lien Obligations shall not have been Paid in Full, if any Second Lien Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay a Recovery, whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the Second Lien Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Second Lien Obligations shall be deemed not to have been Paid in Full. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect from and after the date of such Recovery, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The Third Lien Secured Parties agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them from and after the date of such Recovery shall instead by allocated and turned over for application in accordance with the priorities set forth in this Agreement.

         SECTION 5.06. Asset Dispositions in an Insolvency Proceeding. (a) None of the Second Lien Representatives nor any other Second Lien Secured Party and none of the Third Lien Representatives nor any Third Lien Secured Party shall, in an Insolvency Proceeding or otherwise, oppose any sale or disposition of any assets of any of the Credit Parties that is supported by the First Lien Secured Parties, and each of the Second Lien Representatives, each other Second Lien Secured Party, each of the Third Lien Representatives and each other Third Lien Secured Party will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale supported by the First Lien Secured Parties and to have released their Liens in such assets so long as and to the extent that (x) the First Lien Secured Parties shall have likewise released their Liens and (y) the Liens of the First Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties shall attach to the proceeds of any Collateral sold or disposed of.

         (b) To the extent the First Lien Obligations shall have been Paid in Full and so long as the Second Lien Obligations shall not have been Paid in Full, none of the Third Lien Representatives nor any other Third Lien Secured Party shall, in an Insolvency Proceeding or otherwise, oppose any sale or disposition of any assets of any of the Credit Parties that is supported by the Second Lien Secured Parties, and each of the Third Lien Representatives and each other Third Lien Secured Party will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale supported by the Second Lien Secured Parties and to have released their Liens in such assets so long as and to the extent that (x) the Second Lien Secured Parties shall have likewise released their Liens and (y) the Liens of the Second Lien Secured Parties and the Third Lien Secured Parties shall attach to the proceeds of any Collateral sold or disposed of.

         SECTION 5.07. Separate Grants of Security and Separate Classification. Each Second Lien Secured Party and Third Lien Secured Party acknowledges and agrees that (i) the grants of Liens pursuant to the First Lien Collateral Documents, the Second Lien Collateral Documents and the Third Lien Collateral Documents constitute three separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, the First Lien Obligations, the Second Lien Obligations and the Third Lien Obligations are fundamentally different from each other and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims against the First Lien Secured Parties, the Second Lien Secured Parties and/or the Third Lien Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Second Lien Secured Parties and the Third Lien Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against any of the Credit Parties in respect of any Collateral with the effect being that, to the extent that the aggregate value of such Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Secured Parties and the Third Lien Secured Parties in respect thereof), the First Lien Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest before any distribution is made in respect of the claims held by the Second Lien Secured Parties and the Third Lien Secured Parties, with the Second Lien Secured Parties and the Third Lien Secured Parties hereby acknowledging and agreeing to turn over to the First Lien Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence. In addition, to the extent the First Lien Obligations shall have been Paid in Full and so long as the Second Lien Obligations shall not have been Paid in Full, if it is held that the claims against the Second Lien Secured Parties and Third Lien Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Third Lien Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against any of the Credit Parties in respect of any Collateral (with the effect being that, to the extent that the aggregate value of such Collateral is sufficient (for this purpose ignoring all claims held by the Third Lien Secured Parties), the Second Lien Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest before any distribution is made in respect of the claims held by the Second Lien Secured Parties, with the Third Lien Secured Parties hereby acknowledging and agreeing to turn over to the Second Lien Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence.

         SECTION 5.08. No Waivers of Rights of First Lien Secured Parties, or Second Lien Secured Parties. (a) Nothing contained herein shall prohibit or in any way limit any First Lien Representative or any other First Lien Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by any Second Lien Secured Party (other than the exercise by any Second Lien Controlling Collateral Party of its right in respect of any Standstill Periods under Section 3.01) or any Third Lien Secured Party, including the seeking by any Second Lien Secured Party or any Third Lien Secured Party of adequate protection or the asserting by any Second Lien Secured Party or any Third Lien Secured Party of any of its rights and remedies under the Second Lien Collateral Documents or Third Lien Collateral Documents, as applicable.

         (b) Nothing contained herein shall, to the extent the First Lien Obligations shall have been Paid in Full and so long as the Second Lien Obligations shall not have been Paid in Full, prohibit or in any way limit any Second Lien Representative or any other Second Lien Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by any Third Lien Secured Party, including the seeking by any Third Lien Secured Party of adequate protection or the asserting by any Third Lien Secured Party of any of its rights and remedies under the Third Lien Collateral Documents or otherwise.

         SECTION 5.09. Effectiveness in Insolvency Proceedings. This Agreement shall be effective both before and after the commencement of an Insolvency Proceeding. All references in this Agreement to any of the Credit Parties shall include such Credit Party as a debtor-in-possession and any receiver or trustee for in any Insolvency Proceeding.

                                   ARTICLE VI
             FIRST LIEN COLLATERAL DOCUMENTS, SECOND LIEN COLLATERAL
                  DOCUMENTS AND THIRD LIEN COLLATERAL DOCUMENTS

         SECTION 6.01. Collateral Documents. (a) Each of the Credit Parties and each First Lien Representative, on behalf of itself and the First Lien Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the First Lien Collateral Documents inconsistent with or in violation of this Agreement.

         (b) Each of the Credit Parties and each Second Lien Representative, on behalf of itself and the Second Lien Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the Second Lien Collateral Documents inconsistent with or in violation of this Agreement.

         (c) Each of the Credit Parties and each Third Lien Representative, on behalf of itself and the Third Lien Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the Third Lien Collateral Documents inconsistent with or in violation of this Agreement.

         (d) In the event any First Lien Representative enters into any amendment, waiver or consent in respect of any of the First Lien Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Collateral Document or changing in any manner the rights of any parties thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Second Lien Collateral Documents and Comparable Third Lien Collateral Documents without the consent of or action by any Second Lien Secured Party or any Third Lien Secured Party (with all such amendments, waivers and modifications subject to the terms hereof); provided that (other than with respect to amendments, modifications or waivers that secure additional extensions of credit and add additional secured creditors and do not violate the express provisions of the Credit Agreement, the Indentures, the Second Lien Collateral Documents and the Third Lien Collateral Documents), (A) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any Second Lien Collateral Document or any Third Lien Collateral Document, except to the extent that a release of such Lien is permitted by
Section 4.02, (B) any such amendment, waiver or consent that materially and adversely affects the rights of the Second Lien Secured Parties or the Third Lien Secured Parties, and does not affect the First Lien Secured Parties in a like or similar manner, shall not apply to the Second Lien Collateral Documents without the consent of the Second Lien Controlling Collateral Parties or the Third Lien Collateral Documents without the consent of the Third Lien Controlling Collateral Parties, as applicable, and (C) notice of such amendment, waiver or consent shall be given to the Second Lien Representatives and the Third Lien Representatives no later than 30 days after its effectiveness, provided that the failure to give such notice shall not affect the effectiveness and validity thereof.

         (e) To the extent the First Lien Obligations shall have been Paid in Full and so long as the Second Lien Obligations shall not have been Paid in Full, in the event any Second Lien Representative enters into any amendment, waiver or consent in respect of any of the Second Lien Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Second Lien Collateral Document or changing in any manner the rights of any parties thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Third Lien Collateral Document without the consent of or action by any Third Lien Secured Party (with all such amendments, waivers and modifications subject to the terms hereof); provided that (other than with respect to amendments, modifications or waivers that secure additional extensions of credit and add additional secured creditors and do not violate the express provisions of the Indentures and the Third Lien Collateral Documents),
(A) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any Third Lien Collateral Document, except to the extent that a release of such Lien is permitted by Section 4.02, (B) any such amendment, waiver or consent that materially and adversely affects the rights of the Third Lien Secured Parties and does not affect the Second Lien Secured Parties in a like or similar manner shall not apply to the Third Lien Collateral Documents without the consent of the Third Lien Controlling Collateral Parties and (C) notice of such amendment, waiver or consent shall be given to the Third Lien Representatives no later than 30 days after its effectiveness, provided that the failure to give such notice shall not affect the effectiveness and validity thereof.

         (f) In the event the Existing First Lien Collateral Agent enters into any amendment, waiver or consent in respect of any of the Existing First Lien Collateral Documents related to the Primary Collateral for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Existing First Lien Collateral Document in respect of the Primary Collateral or changing in any manner the rights of any parties thereunder in respect of the Primary Collateral, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Existing First Lien Collateral Documents without the consent of or action by any other Existing First Lien Collateral Representative (with all such amendments, waivers and modifications subject to the terms hereof); provided that (other than with respect to amendments, modifications or waivers that secure additional extensions of credit and add additional secured creditors and do not violate the express provisions of the Credit Agreement, the Indentures, the Second Lien Collateral Documents and the Third Lien Collateral Documents), (A) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any Second Lien Collateral Document or any Third Lien Collateral Document, except to the extent that a release of such Lien is permitted by
Section 4.02, (B) any such amendment, waiver or consent that materially and adversely affects the rights of the Second Lien Secured Parties or the Third Lien Secured Parties, and does not affect the First Lien Secured Parties in a like or similar manner, shall not apply to the Second Lien Collateral Documents without the consent of the Second Lien Controlling Collateral Parties or the Third Lien Collateral Documents without the consent of the Third Lien Controlling Collateral Parties, as applicable, and (C) notice of such amendment, waiver or consent shall be given to the Second Lien Representatives and the Third Lien Representatives no later than 30 days after its effectiveness, provided that the failure to give such notice shall not affect the effectiveness and validity thereof. It is understood that this Section 6.01(f) shall not be applicable to any amendments, waivers or consents in respect of any of the Existing First Lien Collateral Documents related to the Other Collateral.

                                  ARTICLE VII
                             RELIANCE; WAIVERS; ETC.

         SECTION 7.01. Reliance. The First Lien Collateral Documents, the Credit Agreement and the 2011 Indenture are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. Each Second Lien Representative, on behalf of itself and the Second Lien Secured Parties, and each Third Lien Representative, on behalf of itself and the Third Lien Secured Parties, expressly waives all notice of the acceptance of and reliance on this Agreement by the First Lien Secured Parties. The Second Lien Collateral Documents, the 2011 Indenture and the 2012 Indenture are deemed to have been executed and delivered and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. Each First Lien Representative, on behalf of itself and the First Lien Secured Parties, and each Third Lien Representative, on behalf of itself and the Third Lien Secured Parties, expressly waives all notices of the acceptance of and reliance by the Second Lien Collateral Agent and the Second Lien Secured Parties. The Third Lien Collateral Documents and the 2012 Indenture are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. Each First Lien Representative, on behalf of itself and the First Lien Secured Parties and each Second Lien Representative, on behalf of itself and the Second Lien Secured Parties, expressly waives all notice of the acceptance of and reliance on this Agreement by the Third Lien Secured Parties.

         SECTION 7.02. No Warranties or Liability. The First Lien Representatives, the Second Lien Representatives and the Third Lien Representatives acknowledge and agree that none of them has made any representation or warranty with respect to the execution, validity, legality, completeness, collectibility or enforceability of any First Lien Collateral Document, any Second Lien Collateral Document or any Third Lien Collateral Document. Except as otherwise provided in this Agreement, the First Lien Representatives, the Second Lien Representatives and the Third Lien Representatives will be entitled to manage and supervise their respective extensions of credit to the Credit Parties in accordance with law and their usual practices, modified from time to time as they deem appropriate.

         SECTION 7.03. No Waivers. No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by the Credit Parties with the terms and conditions of any of the First Lien Collateral Documents, the Second Lien Collateral Documents or the Third Lien Collateral Documents.

                                  ARTICLE VIII
                            OBLIGATIONS UNCONDITIONAL

         SECTION 8.01. First Lien Obligations Unconditional. All rights and interests of the First Lien Representatives under this Agreement, and all agreements and obligations of the Second Lien Representatives, the Third Lien Representatives and the Credit Parties (to the extent applicable and subject to the rights of the Credit Parties under the underlying debt agreements and collateral documents) hereunder, shall remain in full force and effect irrespective of:

         (a) any lack of validity or enforceability of any First Lien Collateral Document or any First Lien Obligations;

         (b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the First Lien Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any First Lien Collateral Document or the First Lien Obligations;

         (c) prior to the Payment in Full of the First Lien Obligations, any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the First Lien Obligations or any guarantee or guaranty thereof; or

         (d) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the First Lien Obligations, or of any of the Second Lien Representatives, any of the Third Lien Representatives or any of the Credit Parties, to the extent applicable, in respect of this Agreement.

         SECTION 8.02. Second Lien Obligations Unconditional. Subject to compliance with the terms of this Agreement, all rights and interests of the Second Lien Representatives under this Agreement, and all agreements and obligations of the First Lien Representatives, the Third Lien Representatives and the Credit Parties (to the extent applicable and subject to the rights of the Credit Parties under the underlying debt agreements and collateral documents) hereunder, shall remain in full force and effect irrespective of:

         (a) any lack of validity or enforceability of any Second Lien Collateral Document or the Second Lien Obligations;

         (b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Second Lien Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Second Lien Collateral Document or the Second Lien Obligations;

         (c) any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the Second Lien Obligations or any guarantee or guaranty thereof; or

         (d) any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Credit Parties in respect of the Second Lien Obligations, or of any of the First Lien Representatives, any of the Third Lien Representatives or any of the Credit Parties, to the extent applicable, in respect of this Agreement.

         SECTION 8.03. Third Lien Obligations Unconditional. Subject to compliance with the terms of this Agreement, all rights and interests of the Third Lien Representatives under this Agreement, and all agreements and obligations of the First Lien Representatives, the Second Lien Representatives and the Credit Parties (to the extent applicable and subject to the rights of the Credit Parties under the underlying debt agreements and collateral documents) hereunder, shall remain in full force and effect irrespective of:

         (a) any lack of validity or enforceability of any Third Lien Collateral Document or the Third Lien Obligations;

         (b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Third Lien Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Third Lien Collateral Document or the Credit Agreement;

         (c) any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the Third Lien Obligations or any guarantee or guaranty thereof; or

         (d) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the Third Lien Obligations, or of any of the First Lien Representatives, the Second Lien Representatives, or any of the Credit Parties, to the extent applicable, in respect of this Agreement.

                                   ARTICLE IX
                                  MISCELLANEOUS

         SECTION 9.01. Conflicts. (a) In the event of any conflict between the provisions of this Agreement any First Lien Collateral Document, any Second Lien Collateral Document or any Third Lien Collateral Document, the provisions of this Agreement shall govern.

         (b) Notwithstanding any other provision of this Agreement,

            (i) any Existing First Lien Collateral Representative shall, for purposes of this Agreement, be required to act (x) in relation to the Other Collateral, at the direction of the First Lien Secured Parties that own or hold more than 50% of all First Lien Obligations in respect of the Other Collateral and (y) in relation to the Primary Collateral, at the direction of First Lien Secured Parties that hold more than 50% of all First Lien Obligations in respect of the Primary Collateral, in accordance with Section 2.01(d);

            (ii) any Existing Second Lien Collateral Representative shall, for purposes of this Agreement, be required to act at the direction of the Second Lien

         Secured Parties that own or hold more than 50% of all Second Lien Obligations; and

            (iii) any Existing Third Lien Collateral Representative shall, for purposes of this Agreement, be required to act at the direction of the Third Lien Secured Parties that own or hold more than 50% of all Third Lien Obligations.

         SECTION 9.02. Continuing Nature of Provisions. This Agreement shall continue to be effective, and shall not be revocable by any party hereto, until the First Lien Obligations and Second Lien Obligations shall be Paid in Full. This is a continuing agreement and the First Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, Credit Parties on the faith hereof.

         SECTION 9.03. Amendments; Waivers. No amendment or modification of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by the First Lien Representatives, the Second Lien Representatives, the Third Lien Representatives and, only if the rights or duties of any of the Credit Parties are directly affected thereby, such Credit Parties.

         SECTION 9.04. Information Concerning Financial Condition of the Credit Parties. Each of the First Lien Representatives, each of the Second Lien Representatives and each of the Third Lien Representatives hereby assumes responsibility for keeping itself informed of the financial condition of the Credit Parties and all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations, the Second Lien Obligations or the Third Lien Obligations. Each of the First Lien Representatives, each of the Second Lien Representatives and each of the Third Lien Representatives hereby agrees that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event any of the First Lien Representatives, any of the Second Lien Representatives or any of the Third Lien Representatives, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (A) to provide any such information to such other party or any other party on any subsequent occasion, (B) to undertake any investigation not a part of its regular business routine, or (C) to disclose any other information.

         SECTION 9.05. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

         SECTION 9.06. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five (5) days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be if to any Credit Party, 14201 Wireless Way, Oklahoma City, OK 73134, Attention:

Richard D. Sewell, Jr., Facsimile: (405) 529-8473; if to the Existing First Lien Collateral Agent, 745 Seventh Avenue, New York, New York 10019, Attention:
Robert Berzins, Facsimile: (212) 758-1906; if to the Existing First Lien Collateral Trustee, 9520 N. May Avenue, Suite 110, Oklahoma City, OK 73120,
Attention: Rachel Redd-Singleton, Corporate Trust Group, Facsimile: (405) 936-3964; and if to the Existing Second Lien Collateral Trustee, BNY Midwest Trust Company, 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602,
Attention: Corporate Trust Administration, Facsimile: (312) 827-8542; or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

         SECTION 9.07. Joinder. Each Credit Party agrees that it shall not issue or incur any Eligible First Lien Debt, any Eligible Second Lien Debt or any Eligible Third Lien Debt unless each Eligible First Lien Secured Party, each Eligible Second Lien Secured Party or each Eligible Third Lien Secured Party, as the case may be, under the Eligible First Lien Debt Agreements, the Eligible Second Lien Debt Agreements or the Eligible Third Lien Debt Agreements, respectively, becomes a party to this Agreement and each of the Eligible First Lien Representatives, the Eligible Second Lien Representatives or the Eligible Third Lien Representatives, as the case may be, acknowledges and agrees thereto. Such Eligible First Lien Secured Parties, Eligible Second Lien Secured Parties or Eligible Third Lien Secured Parties shall become party hereto by executing a signature page to this Agreement. Upon such Eligible First Lien Secured Parties, such Eligible Second Lien Secured Parties or such Eligible Third Lien Secured Parties becoming a party to this Agreement, each such Person shall have all the rights and obligations of the Eligible First Lien Secured Parties, the Eligible Second Lien Secured Parties or the Eligible Third Lien Secured Parties, as the case may be, under this Agreement.

         SECTION 9.08. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the First Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral. All references to any of the Credit Parties shall include any of such Credit Parties as debtor-in-possession and any receiver or trustee for any such Credit Parties in any Insolvency Proceeding.

         SECTION 9.09. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         SECTION 9.10. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective when it shall have been executed by each party hereto.

         SECTION 9.11. Incorporation by Reference. In connection with its appointment and acting hereunder (i) the Existing First Lien Collateral Trustee is entitled to all rights, privileges, protections, immunities, benefits and indemnities provided to it under the 2011 Indenture and (ii) the Existing Second Lien Collateral Trustee is entitled to all rights, privileges, protections, immunities, benefits and indemnities provided to it under the 2012 Indenture.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.



                                     LEHMAN COMMERCIAL PAPER, INC., as
                                     Existing First Lien Collateral Agent


                                     By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                     BANK OF OKLAHOMA, N.A., as Existing First
                                     Lien Collateral Trustee


                                     By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                     BNY MIDWEST TRUST COMPANY, as Existing
                                     Second Lien Collateral Trustee


                                     By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                     DOBSON COMMUNICATIONS CORPORATION


                                     By:
                                        ----------------------------------------
                                        Name:  Ronald L. Ripley
                                               ---------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                     DOBSON CELLULAR SYSTEMS, INC.


                                     By:
                                        ----------------------------------------
                                        Name:  Ronald L. Ripley
                                               ---------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                     DOBSON OPERATING CO., L.L.C.,


                                     By:
                                        ----------------------------------------
                                        Name:  Ronald L. Ripley
                                               ---------------------------------
                                        Title: Co-Manager
                                               ---------------------------------


                                     DOC LEASE CO., LLC


                                     By:
                                        ----------------------------------------
                                        Name:  Ronald L. Ripley
                                               ---------------------------------
                                        Title: Co-Manager
                                               ---------------------------------